UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 26, 2005
                Date of report (date of earliest event reported)

                                  _____________

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  _____________



        Delaware                       0-24073                   13-3817344
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  _____________


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2005, Digital Fusion, Inc. ("Company") entered into an Amendment to the Loan Agreement by and among the Company, each of the Guarantors and First Commercial Bank of Huntsville.

Among other things, the Amendment (i) increases the line of credit, not to exceed $3,500,000 (ii) extends the maturity date to May 20, 2006, (iii) has an interest rate of prime, and (iv) is secured by the Company's receivables and certain guarantees.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits
     Exhibit No.  Description
     -----------  -----------

        10.1* Loan Agreement, note and security agreement, each dated May 26, 2005, among First Commercial Bank of Huntsville and the Company, for a $3,500,000 revolving line of credit.

*    Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2005

                               DIGITAL FUSION, INC.


                               By: /s/ Roy E. Crippen, III
                                   ---------------------------------------------
                                   Roy E. Crippen, III, Chief Executive Officer, and Chairman of the Board

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  10.1* Loan Agreement, note and security agreement, each dated May 26, 2005, among First Commercial Bank of Huntsville and the Company, for a $3,500,000 revolving line of credit.

*    Filed herewith.